Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Basis of Presentation
Basis of Presentation
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
The consolidated financial statements include all subsidiaries and entities controlled by HCA. We generally define “control” as ownership of a majority of the voting interest of an entity. The consolidated financial statements include entities in which we absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. The accounts of acquired entities are included in our consolidated financial statements for periods subsequent to our acquisition of controlling interests. Significant intercompany transactions have been eliminated. Investments in entities we do not control, but in which we have a substantial ownership interest and can exercise significant influence, are accounted for using the equity method.
The majority of our expenses are “cost of revenue” items. Costs that could be classified as general and administrative include our corporate office costs, which were $378 million, $400 million and $416 million for the years ended December 31, 2022, 2021 and 2020, respectively.
COVID-19
We believe the extent of
COVID-19’s
impact on our operating results and financial condition has been and could continue to be driven by many factors, most of which are beyond our control and ability to forecast. Because of these uncertainties, we cannot estimate how long or to what extent
COVID-19
will impact our operations.

Revenues
Revenues
Our revenues generally relate to contracts with patients in which our performance obligations are to provide health care services to the patients. Revenues are recorded during the period our obligations to provide health care services are satisfied. Our performance obligations for inpatient services are generally satisfied over periods that average approximately five days, and revenues are recognized based on charges incurred in relation to total expected charges. Our performance obligations for outpatient services are generally satisfied over a period of less than one day. The contractual relationships with patients, in most cases, also involve a third-party payer (Medicare, Medicaid, managed care health plans and commercial insurance companies, including plans offered through the health insurance exchanges) and the transaction prices for the services provided are dependent upon the terms provided by (Medicare and Medicaid) or negotiated with (managed care health plans and commercial insurance companies) the third-party payers. The payment arrangements with third-party payers for the services we provide to the related patients typically specify payments at amounts less than our standard charges. Medicare generally pays for inpatient and outpatient services at prospectively determined rates based on clinical, diagnostic and other factors. Services provided to patients having Medicaid coverage are generally paid at prospectively determined rates per discharge, per identified service or per covered member. Agreements with commercial insurance carriers, managed care and preferred provider organizations generally provide for payments based upon predetermined rates per diagnosis, per diem rates or discounted fee-for-service
rates. Management continually reviews the contractual estimation process to consider and incorporate updates to laws and regulations and the frequent changes in managed care contractual terms resulting from contract renegotiations and renewals.

Our revenues are based upon the estimated amounts we expect to be entitled to receive from patients and third-party payers. Estimates of contractual adjustments under managed care and commercial insurance plans are based upon the payment terms specified in the related contractual agreements. Revenues related to uninsured patients and uninsured copayment and deductible amounts for patients who have health care coverage may have discounts applied (uninsured discounts and contractual discounts). We also record estimated implicit price concessions (based primarily on historical collection experience) related to uninsured accounts to record these revenues at the estimated amounts we expect to collect. Our revenues by primary third-party payer classification and other (including uninsured patients) for the years ended December 31, are summarized in the following table (dollars in millions):

	Years Ended December 31,
	2022	Ratio	2021	Ratio	2020	Ratio
Medicare	$10,447	17.3%	$10,447	17.8%	$10,420	20.2%
Managed Medicare	9,201	15.3	8,424	14.3	6,997	13.6
Medicaid	2,636	4.4	2,290	3.9	1,965	3.8
Managed Medicaid	3,998	6.6	3,124	5.3	2,621	5.1
Managed care and other insurers	29,120	48.3	30,295	51.6	26,535	51.5
International (managed care and other insurers)	1,317	2.2	1,336	2.3	1,120	2.2
Other	3,514	5.9	2,836	4.8	1,875	3.6

Revenues	$60,233	100.0%	$58,752	100.0%	$51,533	100.0%

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. Estimated reimbursement amounts are adjusted in subsequent periods as cost reports are prepared and filed and as final settlements are determined (in relation to certain government programs, primarily Medicare, this is generally referred to as the “cost report” filing and settlement process). The adjustments to estimated Medicare and Medicaid reimbursement and disproportionate-share amounts, related primarily to cost reports filed during the respective year, resulted in net increases to revenues of $56 million, $53 million and $70 million in 2022, 2021 and 2020, respectively. The adjustments to estimated reimbursement amounts related primarily to cost reports filed during previous years resulted in a net increase to revenues of $42 million in 2022, a net increase to revenues of $19 million in 2021 and a net reduction to revenues of $5 million in 2020.
The Emergency Medical Treatment and Labor Act (“EMTALA”) requires any hospital participating in the Medicare program to conduct an appropriate medical screening examination of every person who presents to the hospital’s emergency room for treatment and, if the individual is suffering from an emergency medical condition, to either stabilize the condition or make an appropriate transfer of the individual to a facility able to handle the condition. The obligation to screen and stabilize emergency medical conditions exists regardless of an individual’s ability to pay for treatment. Federal and state laws and regulations require, and our commitment to providing quality patient care encourages, us to provide services to patients who are financially unable to pay for the health care services they receive.
Patients treated at hospitals for
non-elective
care, who have income at or below 400% of the federal poverty level, are eligible for charity care, and we limit the patient responsibility amounts for these patients to a percentage of their annual household income, computed on a sliding scale based upon their annual income and the applicable percentage of the federal poverty level. Patients treated at hospitals for non-elective
care, who have income above 400% of the federal poverty level, are eligible for certain other discounts which limit the patient responsibility amounts for these patients to a percentage of their annual household income, computed on a sliding scale based upon their annual income and the applicable percentage of the federal poverty level. We apply additional discounts to limit patient responsibility for certain emergency services. The federal poverty level is established by the federal government and is based on income and family size. Because we do not pursue collection of amounts determined to qualify as charity care, they are not reported in revenues. We provide discounts to uninsured patients who do not qualify for Medicaid or charity care. We may attempt to provide assistance to uninsured patients to help determine whether they may qualify for Medicaid, other federal or state assistance, or charity care. If an uninsured patient does not qualify for these programs, the uninsured discount is applied.

The collection of outstanding receivables from Medicare, Medicaid, managed care payers, other third-party payers and patients is our primary source of cash and is critical to our operating performance. The primary collection risks relate to uninsured patient accounts, including patient accounts for which the primary insurance carrier has paid the amounts covered by the applicable agreement, but patient responsibility amounts (deductibles and copayments) remain outstanding. Implicit price concessions relate primarily to amounts due directly from patients. Estimated implicit price concessions are recorded for all uninsured accounts, regardless of the age of those accounts. Accounts are written off when all reasonable collection efforts have been performed.
The estimates for implicit price concessions are based upon management’s assessment of historical writeoffs and expected net collections, business and economic conditions, trends in federal, state and private employer health care coverage and other collection indicators. Management relies on the results of detailed reviews of historical writeoffs and collections at facilities that represent a majority of our revenues and accounts receivable (the “hindsight analysis”) as a primary source of information in estimating the collectability of our accounts receivable. We perform the hindsight analysis quarterly, utilizing rolling twelve-months accounts receivable collection and writeoff data. We believe our quarterly updates to the estimated implicit price concession amounts at each of our hospital facilities provide reasonable estimates of our revenues and valuations of our accounts receivable. These routine, quarterly changes in estimates have not resulted in material adjustments to the valuations of our accounts receivable or period-to-period
comparisons of our revenues. At December 31, 2022 and 2021, estimated implicit price concessions of $6.780 billion and $6.784 billion, respectively, had been recorded to adjust our revenues and accounts receivable to the estimated amounts we expect to collect.
To quantify the total impact of the trends related to uninsured patient accounts, we believe it is beneficial to view total uncompensated care, which is comprised of charity care, uninsured discounts and implicit price concessions. A summary of the estimated cost of total uncompensated care for the years ended December 31, follows (dollars in millions):

	2022	2021	2020
Patient care costs (salaries and benefits, supplies, other operating expenses and depreciation and amortization)	$51,180	$49,074	$44,271

Cost-to-charges ratio (patient care costs as percentage of gross patient charges)	11.0%	11.3%	12.0%

Total uncompensated care	$31,734	$29,642	$29,029
Multiply by the cost-to-charges ratio	11.0%	11.3%	12.0%

Estimated cost of total uncompensated care	$3,491	$3,350	$3,483

The total uncompensated care amounts include charity care of $13.615 billion, $13.644 billion and $13.763 billion for the years ended December 31, 2022, 2021 and 2020, respectively. The estimated cost of charity care was $1.498 billion, $1.542 billion and $1.652 billion for the years ended December 31, 2022, 2021 and 2020, respectively.

Cash and Cash Equivalents
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with a maturity of three months or less when purchased. Our insurance subsidiaries’ cash equivalent investments in excess of the amounts required to pay estimated professional liability claims during the next twelve months are not included in cash and cash equivalents as these funds are not available for general corporate purposes. Carrying values of cash and cash equivalents approximate fair value due to the short-term nature of these instruments.
Our cash management system provides for daily investment of available balances and the funding of outstanding checks when presented for payment. Outstanding, but unpresented, checks totaling $656 million and $536 million at December 31, 2022 and 2021, respectively, have been included in “accounts payable” in the consolidated balance sheets. Upon presentation for payment, these checks are funded through available cash balances or our credit facility.

Accounts Receivable
Accounts Receivable
We receive payments for services rendered from federal and state agencies (under the Medicare and Medicaid programs), managed care health plans, commercial insurance companies, employers and patients. We recognize that revenues and receivables from government agencies are significant to our operations, but do not believe there are significant credit risks associated with these government agencies. We do not believe there are any other significant concentrations of revenues from any particular payer that would subject us to any significant credit risks in the collection of our accounts receivable. Days revenues in accounts receivable were 53 days, 49 days and 45 days at December 31, 2022, 2021 and 2020, respectively. Changes in general economic conditions, patient accounting service center operations, payer mix, payer claim processing, or federal or state governmental health care coverage could affect our collection of accounts receivable, cash flows and results of operations.

Inventories	Inventories Inventories are stated at the lower of cost (first-in, first-out) or market.
Property and Equipment
Property and Equipment
Depreciation expense, computed using the straight-line method, was $2.941 billion in 2022, $2.826 billion in 2021 and $2.693 billion in 2020. Buildings and improvements are depreciated over estimated useful lives ranging generally from 10 to 40 years. Estimated useful lives of equipment vary generally from four to 10 years.
When events, circumstances or operating results indicate the carrying values of certain property and equipment expected to be held and used might be impaired, we prepare projections of the undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the projections indicate the recorded amounts are not expected to be recoverable, such amounts are reduced to estimated fair value. Fair value may be estimated based upon internal evaluations that include quantitative analyses of revenues and cash flows, reviews of recent sales of similar assets and independent appraisals.
Property and equipment to be disposed of are reported at the lower of their carrying amounts or fair value less costs to sell or close. The estimates of fair value are usually based upon recent sales of similar assets and market responses based upon discussions with and offers received from potential buyers.

Investments of Insurance Subsidiaries
Investments of Insurance Subsidiaries
At December 31, 2022 and 2021, the investment securities held by our insurance subsidiaries were classified a
s
“available-for-sale”
as defined in Accounting Standards Codification (“ASC”) No. 320,
Investments — Debt Securities
and are recorded at fair value. The investment securities are held for the purpose of providing a funding source to pay liability claims covered by the insurance subsidiaries. We perform quarterly assessments of individual investment securities to determine whether declines in fair value are due to credit-related or noncredit-related factors. Our investment securities evaluation process involves subjective judgments, often involves estimating the outcome of future events, and requires a significant level of professional judgment in determining whether a credit-related impairment has occurred. We evaluate, among other things, the financial position and near term prospects of the issuer, conditions in the issuer’s industry, liquidity of the investment, changes in the amount or timing of expected future cash flows from the investment, and recent downgrades of the issuer by a rating agency, to determine if, and when, a decline in the fair value of an investment below amortized cost is considered to be a credit-related impairment. The extent to which the fair value of the investment is less than amortized cost and our ability and intent to retain the investment, to allow for any anticipated recovery of the investment’s fair value, are important components of our investment securities evaluation process.

Goodwill and Intangible Assets
Goodwill and Intangible Assets
Goodwill is not amortized but is subject to annual impairment tests. In addition to the annual impairment review, impairment reviews are performed whenever circumstances indicate a possible impairment may exist. Impairment testing for goodwill is done at the reporting unit level. Reporting units are one level below the business segment level, and our impairment testing is performed at the operating division level. We compare the fair value of the reporting unit assets to the carrying amount, on at least an annual basis, to determine if there is potential impairment. If the fair value of the reporting unit assets is less than their carrying value, an impairment loss is recognized. Fair value is estimated based upon internal evaluations of each reporting unit that include quantitative analyses of market multiples, revenues and cash flows and reviews of recent sales of similar facilities.
No
goodwill impairments were recognized during 2022, 2021 or 2020.
During 2022, goodwill increased by $262 million related to acquisitions and declined by $105 million related to foreign currency translation and other adjustments. During 2021, goodwill increased by $1.002 billion related to acquisitions and declined by $75 million related to foreign currency translation and other adjustments.
During 2022, identifiable intangible assets declined by $44 million due to amortization and other adjustments. During 2021, identifiable intangible assets increased by $60 million related to acquisitions and declined by $25 million due to amortization and other adjustments. Identifiable intangible assets with finite lives are amortized over estimated lives ranging generally from three to 10 years. The gross carrying amounts of amortizable identifiable intangible assets at both December 31, 2022 and 2021 were $274 million and accumulated amortization was $208 million and $175 million, respectively. The gross carrying amounts of indefinite-lived identifiable intangible assets at December 31, 2022 and 2021 were $293 million and $304 million, respectively. Indefinite-lived identifiable intangible assets are not amortized but are subject to annual impairment tests, and impairment reviews are performed whenever circumstances indicate a possible impairment may exist.

Debt Issuance Costs and Discounts
Debt Issuance Costs and Discounts
Debt issuance costs and discounts are amortized based upon the terms of the respective debt obligations. The gross carrying amounts of debt issuance costs and discounts at December 31, 2022 and 2021 were $496 million and $446 million, respectively, and accumulated amortization was $195 million and $198 million, respectively. Amortization of debt issuance costs and discounts is included in interest expense and was $29 million, $27 million and $30 million for 2022, 2021 and 2020, respectively.

Professional Liability Claims
Professional Liability Claims
Reserves for professional liability risks were $2.043 billion and $2.022 billion at December 31, 2022 and 2021, respectively. The current portion of the reserves, $515 million and $508 million at December 31, 2022 and 2021, respectively, is included in “other accrued expenses” in the consolidated balance sheets. Provisions for losses related to professional liability risks were $517 million, $453 million and $435 million for 2022, 2021 and 2020, respectively, and are included in “other operating expenses” in our consolidated income statements. Provisions for losses related to professional liability risks are based upon actuarially determined estimates. During 2022, 2021 and 2020, we recorded reductions to the provision for professional liability risks of $55 million, $87 million and $112 million, respectively, due to the receipt of updated actuarial information. Loss and loss expense reserves represent the estimated ultimate net cost of all reported and unreported losses incurred through the respective consolidated balance sheet dates. The reserves for unpaid losses and loss expenses are estimated using individual case-basis valuations and actuarial analyses. Those estimates are subject to the effects of trends in loss severity and frequency. The estimates are continually reviewed and adjustments are recorded as experience develops or new information becomes known. Adjustments to the estimated reserve amounts are included in current operating results. The reserves for professional liability risks cover approximately 2,000 and 2,100 individual claims at December 31, 2022 and 2021, respectively, and estimates for unreported potential claims. The time period required to resolve these claims can vary depending upon the jurisdiction and whether the claim is settled or litigated. During 2022 and 2021, $497 million and $384 million, respectively, of net payments were made for professional and general liability claims. The estimation of the timing of payments beyond a year can vary significantly. Although considerable variability is inherent in professional liability reserve estimates, we believe the reserves for losses and loss expenses are adequate; however, there can be no assurance the ultimate liability will not exceed our estimates.

A portion of our professional liability risks is insured through our insurance subsidiary. Subject, in most cases, to a $15 million per occurrence self-insured retention, our facilities are insured by our insurance subsidiary for losses up to $75 million per occurrence. The insurance subsidiary has obtained reinsurance for professional liability risks generally above a retention level of either $25 million or $35 million per occurrence, depending on the jurisdiction for the related claim. We also maintain professional liability insurance with unrelated commercial carriers for losses in excess of amounts insured by our insurance subsidiary.
The obligations covered by reinsurance and excess insurance contracts are included in the reserves for professional liability risks, as we remain liable to the extent the reinsurers and excess insurance carriers do not meet their obligations under the reinsurance and excess insurance contracts. The amounts receivable under the reinsurance contracts were $48 million and $44 million at December 31, 2022 and 2021, respectively, recorded in “other assets,” and $12 million and $11 million at December 31, 2022 and 2021, respectively, recorded in “other current assets.”

Financial Instruments
Financial Instruments
Derivative financial instruments have been employed to manage risks, including interest rate exposures, and have not been used for trading or speculative purposes. Changes in the fair value of derivatives are recognized periodically either in earnings or in stockholders’ equity, as a component of other comprehensive income, depending on whether the derivative financial instrument qualifies for hedge accounting, and if so, whether it qualifies as a fair value hedge or a cash flow hedge. Gains and losses on derivatives designated as cash flow hedges, to the extent they are effective, are recorded in other comprehensive income, and subsequently reclassified to earnings to offset the impact of the hedged items when they occur. The net interest paid or received on interest rate swaps is recognized as interest expense.

Noncontrolling Interests in Consolidated Entities
Noncontrolling Interests in Consolidated Entities
The consolidated financial statements include all assets, liabilities, revenues and expenses of less than 100% owned entities that we control. Accordingly, we have recorded noncontrolling interests in the earnings and equity of such entities.